UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)            February 20, 2015

EBIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5 Concourse Parkway, Suite 3200, Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code     (678) 281-2020

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.
On February 20, 2015, the Board of Directors of Ebix, Inc. (the ìCompanyî) appointed Hans Ueli Keller as Lead Independent Director. Mr. Keller will assume this role effective immediately. The Lead Independent Director's responsibilities shall include, but are not limited to: (i) coordinating the activities of the independent directors; (ii) setting the agenda for board meetings in conjunction with the CEO and corporate secretary; (iii) chairing executive sessions of the independent directors; and (iv) performing such other duties as are assigned from time to time by the board.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBIX, INC.

By:	/s/ Robert Kerris
Name:	Robert Kerris
Title:	EVP, Chief Financial Officer & Corporate Secretary

Dated: February 25, 2015